SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 26, 2005
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                        (Date of earliest event reported)


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                           0-29709                  23-3028464
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



271 Main Street, Harleysville, Pennsylvania                             19438
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 (Address of principal executive offices)                             (Zip Code)


                                 (215) 256-8828
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibit is included with this Report:

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press Release, dated January 26, 2005

Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

     On January 26, 2005, Harleysville Savings Financial Corporation issued press releases announcing its results of operations for the quarter ended December 31, 2004, the election of two new directors and the reelection of two directors to the Company and a 5 for 3 stock split. A copy of the press releases is included as Exhibit 99.1 and is incorporated herein by reference.

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Harleysville Savings Financial Corporation

                                      By: /s/ Brendan J. McGill
                                          --------------------------------------
                                         Name:  Brendan J. McGill
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                                Date: January 26, 2005














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